UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

CAPITAL SENIOR LIVING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13445	75-2678809

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway, Suite 300 Dallas, Texas		75254

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 770-5600

(Not Applicable)
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of Capital Senior Living Corporation previously filed with the Securities and Exchange Commission (File No. 333-110967), which Registration Statement was declared effective by the Commission on December 19, 2003, Capital Senior Living Corporation is filing an Underwriting Agreement, dated January 28, 2004, by and among Capital Senior Living Corporation, Jefferies & Company, Inc. and Southwest Securities, Inc., as Exhibit 1.4 to such Registration Statement.

Item 7(c). Exhibits

1.4	Underwriting Agreement

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL SENIOR LIVING CORPORATION (Registrant)

Date: January 28, 2004	By:	/s/ David R. Brickman

David R. Brickman Vice President and General Counsel

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INDEX TO EXHIBITS

Exhibit No.	Exhibit

1.4	Underwriting Agreement

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